Exhibit 10.10

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (“Agreement”) is made as of the 19th  day of October, 2011 (the “Effective Date”), by and among BEHRINGER HARVARD MARGATE, LLC, a Delaware limited liability company (“New Borrower”), whose address is 4582 S. Ulster St. Parkway, Suite 1200, Denver, Colorado 80237; ADVENIR@MARGATE, LLC, a Florida limited liability company (“Original Borrower”), whose address is 17501 Biscayne Boulevard, Suite 300, Aventura, Florida 33160; U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2010-K6 (“Lender”), whose address is c/o KeyCorp Real Estate Capital Markets, Inc., 11501 Outlook, Suite #300, Overland Park, KS 66211; STEPHEN L. VECCHITTO, an adult individual, whose address is 17501 Biscayne Boulevard, Suite 300, Aventura, Florida 33160 (“Original Guarantor”); and DONALD A. SIMPSON, an adult individual, whose address is 9350 Poundstone Place, Greenwood Village, Colorado 80111, (“New Guarantor”; and collectively New Borrower, Original Borrower, New Guarantor and Original Guarantor, are the “Borrower Parties,” and collectively, the Borrower Parties and Lender are the “Parties”).

RECITALS:

A.                                   Original Borrower borrowed from CBRE CAPITAL MARKETS, INC., a Texas corporation (“Original Lender”), the principal sum of $12,555,000.00 (the “Loan”) for the financing of certain property located in Broward County, Florida, legally described on Exhibit A attached hereto and by this reference made a part hereof (such real estate, together with all improvements thereon and personal property associated therewith, is hereinafter collectively called the “Property”).  Lender is the current owner and holder of all right, title and interest in the Loan and the Loan Documents (as hereinafter defined).

B.                                     As security for the Loan, Original Borrower executed and delivered to Original Lender a Multifamily Mortgage, Assignment of Rents and Security Agreement, dated December 15, 2009, and recorded in the real estate records of Broward County, Florida, on December 16, 2009, as Clerk’s File Number 109030429, in Official Record Book 46735, Page 913 (“Security Instrument”).  The Security Instrument, the Multifamily Note dated December 15, 2009, evidencing the Loan (“Note”), the Guaranty executed by Original Guarantor (“Guaranty”), and the other documents listed on Exhibit B attached hereto, together with this Agreement, are sometimes herein collectively referred to as the “Loan Documents.”  The Loan Documents are hereby incorporated by this reference as if fully set forth in this Agreement.

C.                                     Lender and KeyCorp Real Estate Capital Markets Inc. (“KeyCorp”) entered into a certain Pooling and Servicing Agreement pursuant to which Lender, among other things, authorized KeyCorp to act on Lender’s behalf and as Lender’s agent with respect to the subject matter hereof.

D.                                    Original Borrower desires to transfer all of its right, title and interest in and to the Property to New Borrower.  Pursuant to Section 21 of the Security Instrument, Original Borrower has requested that Lender consent to such transfer and permit New Borrower to assume the Loan.  Subject to the terms and conditions of this Agreement, Lender is willing to consent to the transfer of the Property to New Borrower, the assumption of the Loan by New Borrower and the assumption by New Guarantor of all obligations of Original Guarantor under the Loan Documents.

Agreement

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.                                       Assumption.

(a)                                  New Borrower hereby (i) assumes and agrees to pay the unpaid balance due and owing under the Loan Documents, together with interest thereon, all in accordance with the terms of the Loan Documents, and (ii) agrees to perform all of the other obligations of Original Borrower under the Note, Security Instrument and other Loan Documents and be bound by, comply with and perform each and every other covenant, condition, agreement, representation, warranty, waiver, consent, acknowledgment and obligation of Original Borrower under the Loan Documents with the same force and effect as if New Borrower itself had executed and delivered each and every Loan Document.  New Borrower shall henceforth be deemed to be the “Mortgagor,” “Assignor,” “Trustor,” “Grantor,” “Indemnitor” and/or “Borrower” under each of the Loan Documents.  Without limiting the generality of the foregoing, New Borrower’s assumption includes the assumption of all obligations, liabilities, and waivers of Original Borrower set forth in the Note, including, without limitation, the liabilities of Original Borrower under Section 9 thereof.  The foregoing assumption by New Borrower is absolute and unconditional.

(b)                                 New Guarantor hereby assumes and agrees to perform all of the obligations of Original Guarantor under the Guaranty, a copy of which New Guarantor hereby acknowledges having received, and to be bound by, comply with and perform each and every covenant, condition, agreement, representation, warranty, waiver, consent, acknowledgment and obligation of Original Guarantor under the Guaranty with the same force and effect as if New Guarantor itself had executed and delivered the Guaranty.  New Guarantor shall henceforth be deemed to be the Guarantor under the Guaranty and each of the other Loan Documents.  Without limiting the generality of the foregoing, New Guarantor’s assumption includes the assumption of all obligations, liabilities, and waivers of Original Guarantor set forth in the Guaranty.  The foregoing assumption by New Guarantor is absolute and unconditional.

2.                                       Consent. Effective upon the satisfaction of, and subject to, all the terms and conditions set forth in this Agreement, Lender consents to:  (a) the conveyance by Original Borrower to New Borrower of all of Original Borrower’s rights, title, and interest in and to the Property; (b) the assumption by New Borrower of all of Original Borrower’s obligations and liabilities under the Loan Documents upon the terms and conditions set forth herein; (c) the assumption by New Guarantor of all of Original Guarantor’s obligations and liabilities under the Loan Documents; and (d) the replacement of the existing property manager with Grand Peaks

Property Management, Inc. as the new property manager of the Property (“New Property Manager”).

3.                                       Release of Original Borrower.  Effective upon the recordation of this Agreement, Original Borrower shall be released from liability under the Note and all Loan Documents as to acts, events or omissions occurring or obligations arising after the Effective Date; provided, however, such release shall not apply to any acts, events or omissions which occurred prior to the Effective Date, whether or not the effects of or damages from such acts, events or omissions are apparent or ascertainable as of the Effective Date.

4.                                       Release of Original Guarantor.  Effective upon the recordation of this Agreement, Original Guarantor shall be released from liability under the Guaranty and the Indemnity as to acts, events or omissions occurring or obligations arising after the Effective Date; provided, however, such release shall not apply to any acts, events or omissions which occurred prior to the Effective Date, whether or not the effects of or damages from such acts, events or omissions are apparent or ascertainable as of the Effective Date.

5.                                       Ratification, Estoppel and Release.

(a)                                  New Borrower hereby ratifies and reaffirms (i) each grant, pledge, assignment and conveyance to Lender of, and New Borrower grants, pledges, assigns and conveys to Lender a lien on, pledge of, and security interest in, the Property pursuant to the terms of the Security Instrument, including all rights, interests and property hereafter acquired, and all products and proceeds thereof and additions and accessions thereto, and (ii) that as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Loan Documents remain in full force and effect, without modification, except as necessary to implement the terms and provisions of this Agreement.

(b)                                 Original Borrower ratifies and reaffirms that as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Loan Documents remain in full force and effect, and are true and correct with respect to Original Borrower, without modification, except as necessary to implement the terms and provisions of this Agreement.

(c)                                  Original Guarantor hereby ratifies and reaffirms that as of the Effective Date, all of the terms, representations, warranties, covenants and provisions of the Guaranty remain in full force and effect, and are true and correct with respect to Original Guarantor as “Guarantor” thereunder, without modification, except as necessary to implement the terms and provisions hereof.

(d)                                 The Parties acknowledge that as of October 18, 2011, the outstanding principal amount of $12,434,564.83  was justly owing on account of the Note and interest has been paid through September 30, 2011.

(e)                                  Original Borrower hereby assigns to New Borrower all of Original Borrower’s right, title and interest in and to any escrow and/or reserve funds or accounts held by Lender.  New Borrower hereby ratifies and confirms its obligations to continue to deposit the required deposits into such escrow and/or reserve funds or accounts as required under the Loan

Documents.  The parties hereto hereby acknowledge and confirm that the balance of each of the escrow and/or reserve accounts held by Lender as of October 18, 2011, was as follows:

Replacement Reserve Escrow:	$134,694.00

Tenant Improvement/Leasing

Commission Escrow:	$0.00

Insurance Escrow:	$72,520.97

Tax Escrow:	$431,239.81

:	$0.00

(f)                                    Each Borrower Party hereby remises, releases and forever discharges Lender and all of Lender’s officers, directors, agents, loan servicing agents, special servicing agents, employees, attorneys, subsidiaries, affiliates, successors, assigns and any other person or entity acting for or on behalf of Lender (collectively, the “Released Lender Parties”), of and from any and all actions, causes of action, damages, demands, costs, expenses, claims, indebtedness, liabilities and obligations, and further waives any and all defenses and setoffs, whether such claims, defenses and setoffs are known or unknown, disclosed or undisclosed, whether in law or in equity, and relating, in any manner whatsoever, to this Agreement, the Loan, the Note or any of the other Loan Documents or the Property in connection with any matter arising prior to the Effective Date.  Each Borrower Party acknowledges that, subsequent to the execution of this Agreement, it may discover claims that are unknown or unanticipated at the time this Agreement was executed, including unknown or unanticipated claims that arose from, are based upon, or relate to, matters for which the release is given the Released Lender Parties in this subparagraph, and that, if known on the date it executed this Agreement, may have materially affected its decision to execute this Agreement.  Each Borrower Party acknowledges that it is assuming the risk of such unknown or unanticipated claims and agrees that this Agreement applies thereto.  Each Borrower Party expressly waives the benefits of any applicable statutory provision prohibiting, conditioning or restricting the release of unknown or future claims or any of the claims being released pursuant to this Agreement.

(g)                                 The Borrower Parties acknowledge and agree that all waivers, discharges and releases herein contained are a material inducement for Lender entering into this Agreement, and constitute an essential part of the consideration bargained for and received by Lender under this Agreement.

6.                                       Covenants.

(a)                                  At the closing of the purchase of the Property by New Borrower from Original Borrower, Original Borrower shall deposit the sum of $5,000.00 (the “Last Report Fee”) with the title company or escrow company that is utilized by Lender in connection with consummating the assumption transaction described in this Agreement (the “Escrow Company”).  Original Borrower agrees that within thirty (30) days after the Effective Date as first set forth above, Original Borrower will deliver to Lender a copy of all required operating statements and rent rolls with respect to the Property, certified in each case by Original Borrower as being true and correct (including, without limitation, for the period beginning on the first day of the year of this Agreement and ending on the last day of the calendar month which immediately precedes the Effective Date and for the partial calendar month ending on the Effective Date with respect to Operating Statements, and for the calendar month of the Effective Date with respect to rent rolls), and all other financial statements and other reports that Original Borrower is required to deliver to Lender under and in accordance with the provisions of this Agreement and the other Loan Documents and in such form and detail as is required under the Loan Documents, in each case for all periods that precede the Effective Date and that have not been previously provided to Lender.  Time is of the essence of the foregoing covenant and if Lender does not receive all of the foregoing documentation within the time period as hereinabove set forth, then the Last Report Fee shall be forfeited by Original Borrower to Lender and the same shall be promptly paid by the Escrow Company to Lender upon Lender’s demand for the same, and, in addition, Original Borrower shall pay to Lender, upon demand, all costs and expenses (including, without limitation, attorneys’ fees) incurred by Lender in connection with obtaining the Last Report Fee and the above-described operating statements and rent rolls.  Original Borrower agrees to execute and deliver such documentation addressed to the Escrow Company as Lender may require to evidence the above-described agreement of Original Borrower with respect to the Last Report Fee.  If Original Borrower timely performs its obligations under this subparagraph of this Agreement, then Lender shall promptly instruct the Escrow Company to return the Last Report Fee to Original Borrower.  New Borrower hereby acknowledges that it shall have no interest in any of the Last Report Fee and Lender shall have no obligation to apply the same against any of the monies that may now or at any time hereafter be owed by New Borrower to Lender under the Loan Documents.

(b)                                 New Borrower and New Guarantor hereby jointly and severally covenant to Lender that the Property will be managed by New Property Manager pursuant to the property management agreement approved by Lender and in accordance with the Loan Documents.  New Borrower acknowledges and agrees that all property management fees and compensation payable to New Property Manager are subordinate to Lender’s rights under the Loan Documents, and, in connection therewith, New Borrower and New Property Manager will deliver to Lender an Assignment and Subordination of Management Agreement dated as of the Effective Date and satisfactory to Lender in form and substance.

(c)                                  New Borrower hereby covenants and agrees that, during the term of the Loan, including any extension or renewal thereof, New Borrower shall comply in all respect with the terms and conditions of the O&M Plan (hereinafter defined). Upon Lender’s written request, New Borrower shall promptly deliver (i) periodic notices or reports to Lender with respect to the O&M Plan in form, substance and at such intervals as Lender may request; and (ii) amendments to such O&M Plan to address changing circumstances, laws or other matters, including without limitation variations in response to reports provided by environmental consultants or other environmental authorities.

7.                                       Representations and Warranties.

(a)                                  In addition to all representations and warranties in the Loan Documents, the Borrower Parties each represent and warrant as to themselves that (i) it has full power, authority, legal right and capacity to execute, deliver and perform their respective obligations under this Agreement and the other Loan Documents; (ii) the Loan Documents, including, without limitation, this Agreement, constitute valid, enforceable and binding obligations of such party; and (iii) as of the Effective Date, there are no counterclaims, defenses or offsets of any nature whatsoever to any of its respective obligations under the Loan Documents.

(b)                                 Original Borrower and New Borrower represent and warrant as to themselves that it (i) is duly organized, validly existing and in good standing under the laws of its state of organization; and (ii) is duly qualified to transact business and is in good standing in the State where the Property is located.

(c)                                  New Borrower further represents and warrants that any funds used by New Borrower for its acquisition of the Property have been contributed as capital contributions and are not secured directly or indirectly by an interest in New Borrower or any other collateral that has been assigned to Lender under the Loan

(d)                                 Original Borrower and Original Guarantor hereby represent and warrant to Lender, New Borrower and New Guarantor that, as of the Effective Date, no Default, Event of Default or default (as any of such terms may be defined in any of the Loan Documents), nor any event which, with the passage of time or the giving of notice (or both) would constitute a Default, Event of Default or default has occurred under any of the Loan Documents.

(e)                                  Original Borrower hereby represents and warrants that (i) The Asbestos Operations & Maintenance Plan (the “O&M Plan”) dated October 25, 2009 with respect to the Property is in full force and effect in accordance with its terms; (ii) no party is in default under the O&M Plan; and (iii) a  true, correct, and complete copy of the O&M Plan has been delivered to Lender and New Borrower.

(f)                                    New Borrower hereby represents and warrants that it has received and reviewed the O&M Plan.

(g)                                 New Guarantor further represents and warrants that the financial position of New Guarantor as of the Effective Date has not significantly deteriorated from the financial position of New Guarantor as reflected on financial statements previously provided to Lender.

8.                                       Modifications to the Security Instrument.

(a)                                  The following is hereby added to Section 1:  “Publicly-Held Corporation” means an entity whose outstanding voting stock is listed and traded on a national securities exchange.”

(b)                                 The second sentence of Section 4(e) is hereby modified by inserting:  “(except not more than 5% of the residential dwelling units may have initial terms of at least one month)” between “years” and “, and”.

(c)                                  Section 14(a) is hereby deleted and the following is substituted therefor:  “Borrower shall keep and maintain at all times at the Mortgaged Property or the management agent’s office (or, at Borrower’s option, at the management agent’s office or at the corporate offices of Behringer Harvard Real Estate Services, LLC, in Addison, Texas), and, within 2

Business Days of Lender’s request, shall make available at the Mortgaged Property, complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property, in accordance with GAAP, consistently applied (or such other method which is reasonably acceptable to Lender), and copies of all written contracts, Leases, and other instruments which affect the Mortgaged Property; provided, however, that each of the following must be maintained on and available at the Mortgaged Property:  (i) lease files, (ii) information regarding the leasing status of each unit, (iii) documentation regarding marketing efforts, (iv) any Moisture Management Plan (MMP), (v) any operations & maintenance (O&M plans), and (vi) any lead-based paint (LBP) compliance documentation.  The books, records, contracts, Leases and other instruments shall be subject to examination and inspection by Lender at any reasonable time.”

(d)                                 Section 14(c) is hereby modified by deleting “ninety (90)” and substituting “one hundred twenty (120)” therefore.

(e)                                  Section 14(d)(ii) is hereby deleted and the following is substituted therefor:  “upon Lender’s request prior to a Securitization, and thereafter upon Lender’s reasonable request, in each case within 10 business days after such request, a statement that identifies all owners of any interest in Borrower and any Controlling Entity who hold, own or possess 20% or more of the ownership interests in such Controlling Entity and the interest held by each (unless Borrower or any Controlling Entity is a Publicly-Held Corporation or other publicly-traded entity, in which case such statement of ownership shall not be required), and if Borrower or a Controlling Entity is a corporation, all officers and directors of Borrower and the Controlling Entity, and if Borrower or a Controlling Entity is a limited liability company, all Managers who are not members;”

(f)                                    Section 14(d)(iii) is hereby modified by deleting “thirty (30)” and substituting “forty-five (45)” therefor.

(g)                                 Section 14(h) is hereby deleted and the following is substituted therefor:  “Borrower shall cause each guarantor and, at Lender’s request, any SPE Equity Owner (if applicable), to provide to Lender (i) within 120 days after the close of such party’s fiscal year, such party’s balance sheet and profit and loss statement (or if such party  is a natural person, within 120 days after the close of each calendar year, such party’s personal financial statements) in form reasonably satisfactory to Lender and certified by such party to be accurate and complete; (provided that in the event Behringer Harvard Opportunity REIT II, Inc. becomes a guarantor in connection with a Transfer made under Section 21(c)(ix) below (“BH Opp REIT II”) the certification that accompanies the publicly filed financial statements of BH Opp REIT II will satisfy this requirement with respect to BH Opp REIT II and delivery by BH Opp REIT II of copies of BH Opp REIT II’s publicly filed financial statements on Form 10-Q and Form 10-K or providing Lender with a link by which such financial statements may be electronically downloaded within such 120-day period shall satisfy the foregoing requirement as it relates to BH Opp REIT II’s financial statements) and (ii) such additional financial information (including, without limitation, copies of any guarantor’s or any SPE Equity Owner’s state and federal tax returns but Lender shall only require copies of such tax returns or additional financial information with respect to each guarantor if an Event of Default has occurred and is continuing)

as Lender may reasonably require from time to time and in such detail as reasonably required by Lender and the public filings made by BH Opp REIT II shall in any event satisfy any such request for additional financial information.”

(h)                                 Section 18(h) is hereby modified by adding the following to the end thereof:  “Notwithstanding the foregoing, Borrower may contest the order of any governmental authority in good faith through appropriate proceedings, provided that (i) Borrower has demonstrated to Lender’s reasonable satisfaction that any delay in completing Remedial Work pending the outcome of such proceedings would not result in damage to the Mortgaged Property or to persons who use or occupy the Improvements, or otherwise impair Lender’s interest under this Instrument, and (ii) if any delay in completing Remedial Work results or may result in a lien against the Mortgaged Property, Borrower shall, promptly upon written request of Lender, furnish to Lender a bond or other security satisfactory to Lender in an amount not less than 150% of the applicable claim.”

(i)                                     A new Section 18(p) is hereby added as follows:  “The foregoing Sections 18(i) through 18(o) are subject to the final sentence of Section 18(h) as modified.”

(j)                                     The second line of Section 19(g)(i) is hereby modified by deleting “$25,000” and substituting “$50,000” therefor.

(k)                                  The second line of Section 19(g)(ii) is hereby modified by deleting “$25,000” and substituting “$50,000” therefor.

(l)                                     Section 21(b)(iii) is hereby modified by deleting “.” and substituting the following therefor:  “, or”.

(m)                               Section 21(b) is hereby modified by adding the following to the end thereof:  “(iv) any transfer or issuance of publicly traded shares or of operating partnership units in BH Opp REIT II or Behringer Harvard Opportunity OP II, L.P. (“BHOP”), provided that such Transfer shall not (x) cause the transferee (other than BH Opp REIT II), together with its Affiliates, to acquire a Controlling Interest in Borrower; (y) result in BH Opp REIT II no longer having a Controlling Interest in Borrower; or (z) cause the individuals comprising the Board of Directors of BH Opp REIT II, as the same exists for the twelve (12) month period immediately prior to the Transfer, to fail to represent a majority of the Board of Directors of the BH Opp REIT II as of the date of completion of the Transfer and for a period of six (6) months following the Transfer.  For purposes of determining the occurrence of (z) above, the following shall be expressly excluded: any change in directors resulting from (1) the death or incapacity of any director and/or (2) the replacement of any director who resigns or is removed for reasons unrelated to the Transfer or who does not stand for reelection for reasons unrelated to the Transfer, and/or (3) the appointment of any new director to fill a newly created director position on the board of directors of BH Opp REIT II, where in each case of (1), (2) or (3),  such  replacement or addition has been approved by a vote of at least a majority (or such higher percentage as may be required by the governing documents of BH Opp REIT II) of the board of directors then in office.”

(n)                                 Section 21(c)(vii)(F)(3) is hereby deleted and the following is substituted therefor:  “Either directly or indirectly, Donald A. Simpson shall retain at all times a Controlling Interest in the Borrower and manage the day-to-day operations of the Borrower.”

(o)                                 Section 21(c)(viii) is hereby modified by deleting “.” And substituting the following therefor:  “, or”.

(p)                                 Section 21(c) is hereby modified by adding the following to the end thereof:  “(ix) a one-time Transfer pursuant to a buy-sell agreement or similar agreement of all of the interests in Borrower held by Margate Peak, LLC, a Colorado limited liability company (“Manager”), to Behringer Harvard Margate Holding, LLC, a Delaware limited liability company (“BH Equity Holder”) (either by purchase of the ownership interest of Manager or replacement of Manager as the general partner, manager or managing member) or a Transfer of all the interest in Borrower held by BH Equity Holder to the Manager (a “Buy-Sell Transfer”), provided that: (A) Borrower provides Lender with at least 30 days prior Notice of the proposed Buy-Sell Transfer and pays to Lender a Transfer review fee of $6,000.00; (B) at the time of the proposed Buy-Sell Transfer, no Event of Default has occurred and is continuing and no event or condition has occurred and is continuing that, with the giving of Notice or the passage of time, or both, would become an Event of Default; provided, however, if the Buy-Sell Transfer would cure the Event of Default, the Buy-Sell Transfer must occur within 60 days after all conditions in this Section 21(c) have been met to Lender’s satisfaction; (C) Borrower pays or reimburses Lender, upon demand, for all costs and expenses including all Attorneys’ Fees and Costs, incurred by Lender in connection with the Buy-Sell Transfer; (D)  in the event of a Transfer to BH Equity Holder of the interests in Borrower held by Manager, BH Opp REIT II shall serve as the replacement guarantor (“New Guarantor”) and shall meet the following requirements: (1) , BH Opp REIT II has a net worth of at least $5,000,000.00, and liquid assets of at least $1,000,000.00 as certified to Lender by BH Opp REIT II, (2) Lender has received all information and organizational documents requested by Lender in Lender’s discretion, with respect to BH Opp REIT II; (3) BH Opp REIT II executes a Guaranty  in a form acceptable to Lender (the “New Guaranty”), and the New Guaranty has been modified to include the Rider to Guaranty — Minimum Net Worth/Liquidity; and (4) Section 22 of this Instrument will be deemed to be modified to insert the following as a new subsection: (m) any failure by Guarantor to comply with the Minimum Net Worth/Liquidity Rider to the Guaranty; (E) the Mortgaged Property continues to be managed by (i) the initial Property Manager or (ii) a successor Property Manager satisfactory to Lender pursuant to a property management agreement approved by Lender in writing; provided that such successor Property Manager and Borrower execute an assignment of the management agreement in form acceptable to Lender; (F) at the time of the proposed Buy-Sell Transfer, Borrower and  New Guarantor, if applicable, certifies to Lender that there is not any pending or contemplated bankruptcy, reorganization or litigation by Borrower and New Guarantor;  (G) Lender receives organizational charts reflecting the structure of Borrower prior to after the Buy-Sell Transfer; (I) Lender receives confirmation acceptable to Lender that Section 33 continues to be satisfied; and (J) For purposes of the Preapproved Intra-family Transfers set forth in Subsection 21(c)(vii), if applicable, New Guarantor will be deemed to be the person or entity set forth in Subsection 21(c)(vii)(F)(3).

(x)                                   a Transfer of ownership interests in Borrower or other intermediate entity held directly or indirectly by BH Opp REIT II to an entity or entities wholly owned, directly or indirectly, by BH Opp REIT II, provided that (a) such Transfer of ownership interests will not cause a change in the management and control of Borrower or other intermediate entity and after such transfer BH Opp REIT II will have the same rights with respect to Borrower or other intermediate entity as existed prior to such Transfer, (b) Borrower or BH Opp REIT II provides notice to Lender and reasonable substantiation that the foregoing conditions are satisfied and confirmation acceptable to Lender that Section 33 continues to be satisified as soon as practicable after such Transfer, in which case such Transfer shall also constitute a Preapproved Transfer.”

(q)                                 Section 33(b)(xi) is hereby modified by deleting subsection (A) thereof.

9.                                       Modification to Replacement Reserve Agreement.  That certain Replacement Reserve Agreement between Original Borrower and Original Lender dated December 15, 2009 is hereby modified by deleting the definition of “Monthly Deposit” and substituting the following therefor:  “means the amount of Six Thousand Nine Hundred Fifty-Three and 00/100 Dollars ($6,953.00) per month to be deposited into the Replacement Reserve Fund in accordance with this Agreement.”

10.                                 Further Documents, Etc.  The Borrower Parties each hereby agree to execute and deliver to Lender, and authorize the filing and/or recording by Lender of, any and all further documents and instruments required by Lender to effectuate the transaction contemplated by this Agreement, to create, perfect and/or modify the liens and security interests granted to Lender under the Loan Documents and/or to give effect to the terms and provisions of this Agreement, including, without limitation, appropriate UCC financing statements or amendments.  Without limiting the generality of the foregoing, on or before the Effective Date, Lender shall be furnished with the following:  (i) certified copies of all documents relating to the organization and formation of New Borrower, together with all appropriate original documentation evidencing New Borrower’s capacity and good standing; (ii) appropriate documentation evidencing the qualification of the signers to execute this Agreement; (iii) such legal opinions as may be required by Lender; (iv) title endorsements to Lender’s title insurance policy or a replacement Lender’s title insurance policy providing the equivalent coverage; (v) evidence that all insurance required under the Loan Documents is current; (vi) all documentation relating to the management of the Property and the assignment and subordination of any management agreement to Lender; and (vii) evidence of payment of all fees, costs and expenses required by Section 9 hereof.  All of the foregoing shall be in form and substance satisfactory to Lender in its sole discretion.

11.                                 Costs and Expenses. Original Borrower and/or New Borrower hereby agree to pay any and all fees, costs and expenses, including but not limited to attorneys’ fees and the premium for endorsements to Lender’s title insurance policy or a replacement Lender’s title insurance policy, incurred by Lender in connection with the negotiation, preparation, filing and/or recording of this Agreement and all other documents and instruments executed pursuant to this Agreement and/or to create, perfect or modify the liens, security interests, assignments and/or pledges contemplated hereunder.  Concurrently with the execution of this Agreement, New Borrower and/or Original Borrower shall pay Lender an assumption fee of one percent (1%) of the outstanding principal balance of the Note as of the Effective Date as required under Section 21 of the Security Instrument, in addition to all other costs and expenses incurred by Lender in connection with the transfer of the Property and the assumption of the Loan.

12.                                 No Reliance.  New Borrower acknowledges that in consummation of this assumption, New Borrower has not relied on any representations by Lender regarding the Property, the title thereto or any other matter.

13.                                 Miscellaneous.

(a)                                  This Agreement shall be binding upon the parties hereto and their respective heirs, executors, personal and legal representatives, successors and assigns.

(b)                                 Wherever Lender’s judgment, consent or approval is required under this Agreement, or Lender shall have an option, election or right of determination under this Agreement that something is satisfactory or not (“Decision Power”), such Decision Power shall be exercised in the sole and absolute discretion of Lender unless otherwise expressly stated to be reasonably exercised.

(c)                                  If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, the validity or enforceability of the remaining provisions shall not in any way be affected.

(d)                                 This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Party, but only by an agreement in writing signed by the Party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

(e)                                  The following rules of construction are applicable for the purposes of this Agreement and all documents and instruments supplemental hereto unless the context clearly requires otherwise:  All references herein to numbered or lettered Sections or to numbered or lettered Schedules or Exhibits are references to the Sections hereof and the Schedules and Exhibits annexed hereto or otherwise identified in connection herewith.  The terms “include,” “including,” and similar terms shall be construed as if followed by the phrase “without being limited to.”  Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural, and vice versa.  The term “person,” when used herein, means any natural person, corporation, general or limited partnership, limited liability company, association, joint venture, trust, estate, governmental authority or other legal entity, in each case whether in its own or a representative capacity.  No inference in favor of or against any party hereto shall be drawn from the fact that such party has drafted any portion of this Agreement.

14.                                 Governing Law.  This Agreement shall be governed by the law of the state in which that portion of the Property which constitutes real property is located (“Governing State”).

15.                                 Venue.  THE BORROWER PARTIES EACH HEREBY CONSENT TO PERSONAL JURISDICTION IN THE GOVERNING STATE. JURISDICTION AND VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY ACTION RELATING TO THE LOAN OR THE RELATIONSHIPS CREATED BY OR UNDER THE LOAN DOCUMENTS (“ACTION”) SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE GOVERNING STATE.  THE BORROWER PARTIES EACH HEREBY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF THE STATE COURTS OF THE GOVERNING STATE AND OF FEDERAL COURTS LOCATED IN THE GOVERNING STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE GOVERNING STATE FOR PURPOSES OF ANY ACTION.  The Borrower Parties each hereby waive and agree not to assert, as a defense to any Action or a motion to transfer venue of any Action, (i) any claim that it is not subject to such jurisdiction; (ii) any claim that any Action may not be brought against it or is not maintainable in those courts or that this Agreement may not be enforced in or by those courts, or that it is exempt or immune from execution; (iii) that the Action is brought in an inconvenient forum; or (iv) that the venue for the Action is in any way improper.

16.                                 Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

17.                                 No Impairment.  All of the Property described in the Security Instrument and the other Loan Documents shall remain in all respects subject to the lien, charge and encumbrance of the Security Instrument and the other Loan Documents.  Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair any of the Loan Documents or any security granted or held by Lender for the Loan or the original priority of the Security Instrument or any of the other Loan Documents.  This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the lien and encumbrance of the Security Instrument or any of the other Loan Documents or the terms and conditions of or any rights, powers or remedies under such documents, except as expressly set forth herein.

18.                                 Notice.  Any notice required or permitted to be given under this Agreement or under any of the other Loan Documents must be in writing and given (a) by depositing the same in the United States mail, addressed to the Party to be notified, postage prepaid and registered or certified with return receipt requested; (b) by delivering the same in person to such Party; (c) by transmitting a facsimile copy to the correct facsimile phone number of the intended recipient; or (d) by depositing the same into the custody of a nationally recognized overnight delivery service addressed to the Party to be notified.  In the event of mailing, notices shall be deemed effective three (3) days after posting; in the event of overnight delivery, notices shall be deemed effective on the next business day following deposit with the delivery service; and in the event of personal service or facsimile transmissions, notices shall be deemed effective when delivered.  For purposes of notice, the addresses of the Parties shall be as follows, and the Loan Documents are hereby amended to include the addresses set forth below:

Original Borrower:	ADVENIR@MARGATE, LLC
17501 Biscayne Boulevard, Suite 300
Aventura, Florida 33160
Facsimile: 305-948-4990

With a copy of any notice
to Original Borrower to:	Gary A. Korn
Leopold Korn Leopold & Snyder, P.A.
20801 Biscayne Boulevard, Suite 501
Aventura, Florida 33160
Facsimile: 305-935-9042

New Borrower:	BEHRINGER HARVARD MARGATE, LLC
4582 S. Ulster St. Parkway, Suite 1200
Denver, Colorado 80237
Facsimile: 303-991-3143

With a copy of any notice
to New Borrower to:	Michael Westover
Otten Johnson
950 Seventeenth Street, Suite 1600
Denver, Colorado 80202
Facsimile: 303-825-6525

Lender:	KeyCorp Real Estate Capital Markets, Inc.
11501 Outlook, Suite #300
Overland Park, KS 66211
Facsimile: 877-379-1625

With a copy of any notice
to Lender to:	Daniel Flanigan, Esq.
Polsinelli Shughart PC
700 W. 47th Street, Suite 1000
Kansas City, Missouri 64112
Facsimile: 816-753-1536

Original Guarantor:	STEPHEN L. VECCHITTO
17501 Biscayne Boulevard, Suite 300
Aventura, Florida 33160
Facsimile: 305-948-4990

With a copy of any notice
to Original Guarantor to:	Gary A. Korn
Leopold Korn Leopold & Snyder, P.A.
20801 Biscayne Boulevard, Suite 501
Aventura, Florida 33160
Facsimile: 305-935-9042

New Guarantor:	DONALD A. SIMPSON
9350 Poundstone Place
Greenwood Village, Colorado 80111
Facsimile: 303-991-3143

With a copy of any notice
to New Guarantor to:	Michael Westover
Otten Johnson
950 Seventeenth Street, Suite 1600
Denver, Colorado 80202
Facsimile: 303-825-6525

19.                                 WAIVER OF TRIAL BY JURY.  THE PARTIES EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE SECURITY INSTRUMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE PARTIES, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. THE PARTIES EACH ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Original Borrower:		ADVENIR@MARGATE, LLC, a Florida limited liability
		company		(SEAL)

		By:	Advenir@Margate GP, LLC, a Florida limited liability company, its managing member
(SEAL)

			By:	/s/ Stephen L. Vecchitto
			Name:	Stephen L. Vecchitto
			Title:	Manager

Witnesses:

/s/ Todd Linden
Print Name:	Todd Linden

/s/ Charlo Jenkins

Print Name:	Charlo Jenkins

STATE OF FLORIDA

CITY/COUNTY OF MIAMI-DADE, ss:

The foregoing instrument was acknowledged before me this 6th  day of October, 2011 by  Stephen L. Vecchitto, the Manager of  Advenir@Margate GP, LLC, a Florida limited liability company, the managing member of Advenir@Margate, LLC, a Florida limited liability company, on behalf of the companies. He/she is personally known to me or has produced                                    (type of identification).

/s/ Ruth London
NOTARY PUBLIC, State of Florida

Ruth London
Print Name

Commission No. DD812253

My Commission Expires: August 05, 2012

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Borrower:		BEHRINGER HARVARD MARGATE, LLC, a Delaware
		limited liability company		(SEAL)

		By:	Margate Peak, LLC, a Colorado limited liability company, its Managing Member

			By:	/s/ Luke C. Simpson
			Name:	Luke C. Simpson
			Title:	Manager

Witnesses:

/s/ Kathi A. Vigil
Print Name:	Kathi A. Vigil

/s/ Nancy J. Kirkpatrick

Print Name:	Nancy J. Kirkpatrick

STATE OF COLORADO

CITY/COUNTY OF Denver, ss:

The foregoing instrument was acknowledged before me this 11th day of October, 2011 by Luke C. Simpson, as Manager of Margate Peak, LLC, a Colorado limited liability company, the Managing Member of Behringer Harvard Margate, LLC, a Delaware limited liability company, on behalf of the company. He/she is personally known to me .

/s/ Candis A. Birch
NOTARY PUBLIC, State of Colorado

Candis A. Birch
Print Name

Commission No. 19894015794

My Commission Expires: November 26, 2013

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Original Guarantor:

/s/ Stephen L. Vecchitto
STEPHEN L. VECCHITTO

Witnesses:

Witnesses:

/s/ Todd Linden
Print Name:	Todd Linden

/s/ Charlo Jenkins

Print Name:	Charlo Jenkins

STATE OF Florida

COUNTY OF Miami-Dade ss:

The foregoing instrument was acknowledged before me this 6th day of October, 2011, by Stephen L. Vecchitto, who is personally known to me or who has produced                                                (type of identification) as identification.

/s/ Ruth London
NOTARY PUBLIC, State of Florida

Ruth London
Print Name

Commission No. DD812253

My Commission Expires: August 05, 2012

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

New Guarantor:

/s/ Donald A. Simpson
DONALD A. SIMPSON

Witnesses:

/s/ Kathi A. Vigil
Print Name:	Kathi A. Vigil

/s/ Nancy J. Kirkpatrick

Print Name:	Nancy J. Kirkpatrick

STATE OF COLORADO

COUNTY OF Denver ss:

The foregoing instrument was acknowledged before me this 11th day of  October, 2011, by Donald A. Simpson, who is personally known to me .

/s/ Candis A. Birch
NOTARY PUBLIC, State of Colorado

Candis A. Birch
Print Name

Commission No. 19894015794

My Commission Expires: November 26, 2013

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Lender:		U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2010-K6
(SEAL)

		By:	KeyCorp Real Estate Capital Markets, Inc., an Ohio corporation, as Authorized Agent
(SEAL)

			By:	/s/ Sherri Watson
			Name:	Sherri Watson
			Title:	Vice President

Witnesses:

/s/ Kate Schaffert

Print Name:	Kate Schaffert

/s/ Edward Gilmore

Print Name:	Edward Gilmore

STATE OF KANSAS	)
) ss.
COUNTY OF JOHNSON	)

On this 11 day of October, 2011, before me, the undersigned notary public, personally appeared Sherri Watson, the VP of KeyCorp Real Estate Capital Markets, Inc., an Ohio corporation, the authorized agent for U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2010-K6, known to me to be the person who executed the document on behalf of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2010-K6 and acknowledged to me that s/he executed the same for the purposes therein stated.

/s/ Laurel E. Frank
Notary Public in and for Said County and State

(Type, print or stamp the Notary’s name below his or her signature)

My Commission Expires:

4/4/15

This document was prepared by:

Jason W. Lee

Polsinelli Shughart PC

700 W. 47th Street, Suite 1000

Kansas City, Missouri 64112